EXHIBIT 10.1

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Double asterisks denote omissions.

July 31, 2014

Mr. Greg Melvin

Business Development Manager

134 Rio Robles Drive

San Jose, CA 95134

Reference: Global Supply Agreement (GSA), dated April 21, 2005

Dear Greg:

The parties acknowledge that they are still negotiating an amendment to the current GSA which (in addition to other provisions) would create an evergreen term for the amended GSA. MKS has asked for additional time to review Applied’s latest proposal for this amendment and so the parties agree to extend the GSA beyond July 30, 2014 until August 31, 2014.

In the interest of a successful conclusion to negotiations, the following performance criteria will be required of both parties during this period:

1.	Two Business Days (48 hours) turnaround of agreement drafts

2.	Daily discussions between the parties led by Commodity Business Manager (Applied) and Account Manager (MKS) on contractual language topics that are unresolved

3.	If negotiations are not completed by August 14th, a negotiation review with the executives of both parties will be held no later than August 18th at a time and location to be determined by Applied

Unless the GSA is terminated sooner, the term of the GSA will now expire on August 31st. If, however, MKS fails to perform to the criteria listed above, or if an additional extension period is required, Applied, at its discretion, can modify payment terms which Applied had previously agreed could stay “as is” to Applied’s standard payment terms of net [**] days for a period of no less than [**] days.

All other terms and conditions of the GSA remain unchanged. Additionally, any addenda or other agreements that expire upon the expiration or termination of the GSA shall also be extended through August 31st, unless terminated sooner in accordance with their terms.

Sincerely,

/s/ John A. Casey

John A. Casey
Sr. Commodity Business Manager

/s/ John A. Casey	8/1/14
Applied Materials	Date

/s/ Greg Melvin	8/1/14
MKS Instruments	Date

August 29, 2014

Mr. Greg Melvin

Business Development Manager

134 Rio Robles Drive

San Jose, CA 95134

Reference: Global Supply Agreement (GSA) Extension Letter, dated July 31st, 2014

Dear Greg:

The parties acknowledge that they are still negotiating an amendment to the current GSA which (in addition to other provisions) would create an evergreen term for the amended GSA.

The parties have agreed that additional time is required to complete negotiations. The expiration date for the current extension letter is modified from August 31st, 2014 to September 15th, 2014.

All other terms and conditions of the GSA remain unchanged. Additionally, any addenda or other agreements that expire upon the expiration or termination of the GSA shall also be extended through September 15th, unless terminated sooner in accordance with their terms.

Sincerely,

/s/ John A. Casey

John A. Casey
Sr. Commodity Business Manager

/s/ John A. Casey	8/29/14
Applied Materials	Date

/s/ Greg Melvin	8/29/14
MKS Instruments	Date

September 15, 2014

Mr. Greg Melvin

Business Development Manager

134 Rio Robles Drive

San Jose, CA 95134

Reference: Global Supply Agreement (GSA) Extension Letter, dated July 31st, 2014

Dear Greg:

The parties acknowledge that they are still negotiating an amendment to the current GSA which (in addition to other provisions) would create an evergreen term for the amended GSA.

The parties have agreed that additional time is required to complete negotiations. The expiration date for the current extension letter is modified from September 15th 2014 to September 30th, 2014.

All other terms and conditions of the GSA remain unchanged. Additionally; any addenda or other agreements that expire upon the expiration or termination of the GSA shall also be extended through September 30th, unless terminated sooner in accordance with their terms.

Sincerely,

/s/ John A. Casey

John A. Casey
Sr. Commodity Business Manager

/s/ John A. Casey	9/15/14
Applied Materials	Date

/s/ Greg Melvin	9/15/14
MKS Instruments	Date